Flooding in Thailand	12 Months Ended
Mar. 31, 2012
Flooding in Thailand

22. Flooding in Thailand:

The flooding in Thailand that occurred in October 2011 caused water damage to buildings, machinery, and other property, plant and equipment as well as inventories at some of NIDEC’s subsidiaries. For the year ended March 31, 2012, NIDEC has recognized a loss of ¥17,269 million, which comprises ¥13,730 million for property, plant and equipment and ¥3,539 million for inventory associated with water damage.

NIDEC has insurance policies which cover certain damage directly caused by the flooding in Thailand for NIDEC. The insurance policies cover the damage associated with fixed assets and inventories. NIDEC has recognized insurance recoveries that exceed the loss of ¥17,269 million. As a result, the Company has recorded a net gain of ¥5,932 million in operating gain for the year ended March 31, 2012.